UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

BIOJECT MEDICAL TECHNOLOGIES INC.

20245 SW 95th AVENUE

TUALATIN, OREGON 97062

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the “Annual Meeting”) of BIOJECT MEDICAL TECHNOLOGIES INC. will be held on Thursday, June 5, 2008, at 9:00 a.m., Pacific Daylight Time, at our Corporate office, located at 20245 SW 95 th Avenue, Tualatin, Oregon 97062 for the following purposes:

(i)	to elect three members of the Board of Directors for a term of three years and one member of the Board of Directors for a term of one year; and

(ii)	to transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only holders of common stock and preferred stock of record at the close of business on April 8, 2008 will be entitled to vote at the Annual Meeting and any adjournments thereof.

The Company is pleased to announce that it will be taking advantage of recent Securities and Exchange Commission rule changes providing new flexibility for public companies to distribute their annual proxy statement, proxy card and annual report to shareholders. A company now can distribute these materials to shareholders by mailing a brief “Notice of Internet Availability” and posting the proxy materials on a Web site designated by the company. This new process is informally called “e-proxy.” We are taking advantage of e-proxy to distribute our proxy materials for this Annual Meeting of Shareholders.

Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What’s the point of e-proxy?

E-proxy is expected to deliver benefits for both shareholders and companies, including:

•	leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting;

•	promoting sustainable business practices by reducing consumption of paper, energy and other resources;

•	saving money for the company and its shareholders; and

•	providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What does the “Notice of Internet Availability” look like?

The notice is titled “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON June 5, 2008” The notice contains:

•	a notice of the annual meeting;

•	instructions on how to view the proxy materials online or request paper copies;

•	instructions about various methods of voting (including online); and

•	a brief description of the items on the annual meeting agenda.

Can I vote my shares by filling out and returning the Notice of Internet Availability?

No. The notice has instructions on how to vote on the Internet, by phone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the annual meeting.

I prefer to read my proxy materials on paper. How do I get paper copies?

The Notice of Internet Availability has instructions on how to request paper copies by phone, email or on the Internet. You will be sent the materials by first class mail within three business days of your request, at no cost to you. Once you request a paper copy, you will continue to receive the materials in paper form until you instruct us otherwise. The online proxy materials will also be in a format suitable for printing on your own printer.

I have previously indicated I want to receive my proxy materials electronically. Will I still receive my materials via email as I have in the past?

Yes. The e-proxy rules work in harmony with the existing rules that allow shareholders to have their proxy materials delivered electronically via email. If you have already signed up to receive the materials by email or other electronic transmission, you will continue to get them that way.

We appreciate your continued support of Bioject and look forward to either greeting you personally at the meeting or receiving your proxy.

DATED at Portland, Oregon, this 22nd day of April, 2008.

BY ORDER OF THE BOARD

Ralph Makar
President and Chief Executive Officer

BIOJECT MEDICAL TECHNOLOGIES INC.

BIOJECT MEDICAL TECHNOLOGIES INC.

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 5, 2008

MANAGEMENT SOLICITATION

This proxy statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of BIOJECT MEDICAL TECHNOLOGIES INC. for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, June 5, 2008, at the time and place and for the purposes set forth in the Notice of Meeting.

The form of proxy accompanying this proxy statement is solicited by our Board of Directors. Proxies may be solicited by our officers, directors and regular supervisory and executive employees, none of whom will receive any additional compensation for their services. In addition, we have retained the services of Advantage Proxy to assist in the solicitation of proxies. Proxies may be solicited personally or by mail, telephone, telex, facsimile, telegraph or messenger. We estimate that we will pay Advantage Proxy its customary and reasonable fees not expected to exceed $5,000, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. We will also reimburse persons holding shares of the common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. The cost of this solicitation will be borne directly by us.

APPOINTMENT AND REVOCABILITY OF PROXIES

The persons named in the accompanying form of proxy are officers of Bioject.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

(i)	signing another proxy bearing a later date and depositing it in the manner set forth in the Notice of Meeting;

(ii)	signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed) and either depositing it in the manner set forth in the Notice of Meeting at any time before the time fixed for the Annual Meeting or an adjournment thereof or with the chairman of the Annual Meeting on the day of the Annual Meeting or an adjournment thereof; or

(iii)	attending the Annual Meeting, or an adjournment thereof, and casting a ballot in person.

Such revocation will have effect only in respect of those matters that have not already been acted upon. Additional proxy forms may be obtained by calling or writing to American Stock Transfer & Trust Co., Shareholder Services, 59 Maiden Lane, Plaza Level, New York, NY 10038, telephone: (800) 937-5449.

VOTING OF PROXIES

The securities represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the securities shall be voted accordingly. The form of proxy confers authority upon the named proxy holder with respect to matters identified in the accompanying Notice of Meeting. If a choice with respect to such matters is not specified, it is intended that Ralph Makar and Christine M. Farrell, the persons designated by management in the form of proxy, will vote the securities represented by the proxy in favor of each matter identified in the proxy statement and for election of the nominees named in this proxy statement to the Board of Directors. The proxy confers discretionary authority upon the named proxy holder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters, which may properly come before the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Our voting securities consist of common stock, without par value (the “common stock”), Series D preferred stock, Series E preferred stock and Series F preferred stock. The Record Date has been fixed in advance by our Board of Directors as April 8, 2008, for the purpose of determining shareholders entitled to notice of and to vote at the Annual Meeting.

Each share of common stock issued at the time of the Record Date carries the right to one vote at the Annual Meeting. For purposes of voting, the shares of Series D preferred stock will be deemed to be converted into a number of shares of common stock equal to the total number of Series D shares outstanding multiplied by $1.15 and divided by $1.30. Each share of Series E preferred stock will be deemed to be converted into one share of common stock. Each share of Series F preferred stock will be deemed to be converted into one hundred (100) shares of common stock.

As of April 8, 2008:

•	a total of 15,594,619 shares of our common stock were issued and outstanding;

•	a total of 2,086,957 shares of our Series D preferred stock, convertible into 1,846,154 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding;

•	a total of 3,308,392 shares of our Series E preferred stock, convertible into 3,308,392 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding; and

•	a total of 8,314 shares of our Series F preferred stock, convertible into 831,400 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding.

The following tables set forth certain information concerning the beneficial ownership of our common stock at April 8, 2008, by: (i) each person known by us to own beneficially more than 5% of our outstanding capital stock; (ii) each of the directors and named executive officers; and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1) (2)	Percentage Beneficially Owned

Life Sciences Opportunities Fund II, L.P., Life Sciences Opportunities Fund II (Institutional), L.P. and affiliates (3)	8,106,278	34.2%
126 East 56th Street, 24th Floor
New York, New York 10022
Edward L. Flynn (4)	2,181,586	13.3%
75-11 Myrtle Avenue
Glendale, New York 11385
J. Michael Redmond	290,251	1.9%
Richard Stout, M.D. (5)	228,258	1.5%
Jerald S. Cobbs (3)	175,377	1.1%
Christine M. Farrell (6)	156,864	1.0%
John Ruedy, M.D. (7)	96,510	*
David S. Tierney, M.D. (8)	78,393	*
Ralph Makar (9)	75,393	*
Randal D. Chase, Ph.D.	54,500	*
Joseph F. Bohan III	19,500	*
Brigid A. Makes	13,000	*
All Current Directors and Executive Officers as a Group (10 persons) (10)	3,079,382	18.5%

*	Less than one percent.

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 8, 2008 or shares of unvested restricted stock units that vest within 60 days of April 8, 2008 are deemed outstanding for computing the percentage ownership of the person holding the options, warrants or unvested stock but are not deemed outstanding for computing the percentage of ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes options currently exercisable or exercisable within 60 days after April 8, 2008 for shares of our common stock, unvested restricted stock units that vests within 60 days after April 8, 2008 and shares of our common stock held in 401(k) accounts as follows:

Name	Shares Subject to Options	Shares held in 401(k)
Edward L. Flynn	—	—
J. Michael Redmond	97,125	18,991
Richard Stout, M.D.	60,856	17,533
Jerald S. Cobbs	—	—
Christine M. Farrell	64,696	14,291
John Ruedy, M.D.	39,500	—
David S. Tierney, M.D.	—	—
Ralph Makar	—	—
Randal D. Chase, Ph.D.	—	—
Joseph F. Bohan III	—	—
Brigid A. Makes	—	—
All Current Directors and Executive Officers as a Group	165,052	31,824

(3)	Includes the following:

•	2,086,957 shares of our Series D preferred stock convertible into 2,086,957 shares of our common stock;

•	3,308,392 shares of our Series E preferred stock convertible into 3,834,558 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 1,363,021 shares of our common stock; and

•	a $600,000 convertible note plus accrued interest that is convertible into 821,742 shares of our common stock.

Mr. Cobbs, while a Managing Director of Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund II (Institutional), disclaims beneficial ownership of all shares held by Life Sciences Opportunities Fund II, L.P., Life Sciences Opportunities Fund II (Institutional), L.P. and affiliates.

(4)	Includes the following:

•	6,760 shares of Series F preferred stock convertible into 687,260 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 66,666 shares of our common stock;

•	50,644 shares held in various retirement accounts; and

•	27,990 shares held by Mr. Flynn’s wife.

(5)	In addition to the items included in Note 2 above, this amount includes warrants exercisable for 1,000 shares of our common stock and 101 shares of Series F preferred stock convertible into 10,268 shares of our common stock (including accrued payment-in-kind dividends).

(6)	In addition to the items included in Note 2 above, this amount includes warrants exercisable for 1,000 shares of our common stock and 101 shares of Series F preferred stock convertible into 10,268 shares of our common stock (including accrued payment-in-kind dividends).

(7)	In addition to the item included in Note 2 above, this amount includes 1,200 shares held by Dr. Ruedy’s children.

(8)	Includes warrants exercisable for 6,667 shares of our common stock and 676 shares of Series F preferred stock convertible into 68,726 shares of our common stock (including accrued payment-in-kind dividends).

(9)	Includes warrants exercisable for 6,667 shares of our common stock and 676 shares of Series F preferred stock convertible into 68,726 shares of our common stock (including accrued payment-in-kind dividends).

(10)	In addition to the items included in Note 2 above, this amount includes the following:

•	8,314 shares of Series F preferred stock convertible into 845,249 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 82,000 shares of our common stock;

•	50,644 shares held in various retirement accounts by Mr. Flynn;

•	27,990 shares held by Mr. Flynn’s wife; and

•	1,200 shares held by Dr. Ruedy’s children.

PROPOSAL #1: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation provide for the holders of our common stock to elect the Class One members of the Board of Directors at the 2008 Annual Meeting. Directors hold office for three years or until their successors have been elected and qualified. The Board is divided into three classes.

The Board of Directors has determined that each of the director nominees and continuing directors, except Messrs. Jerald S. Cobbs and Ralph Makar, is an “independent director” under Nasdaq Stock Market Marketplace Rule 4200(a)(15). The Board of Directors has also determined that each member of the four committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. In addition, there are no family relationships between any of our directors or executive officers.

At this Annual Meeting, three people will be nominated to serve as Class One Directors until the Annual Meeting in 2011 and until their successors are elected and duly qualified and one person will be nominated to serve as a Class Two Director until the Annual Meeting in 2009 and until his successor is elected and duly qualified. The Class One nominees are Randal D. Chase Ph.D., Jerald S. Cobbs and Ralph Makar, all of whom are presently serving on our board. The Class Two nominee is Edward L. Flynn, who was appointed by our Board of Directors as a Director on November 19, 2007.

The presence in person or by proxy of holders of record of a majority of the outstanding common stock, the Series D preferred stock, the Series E preferred stock and the Series F preferred stock, together as a single class, is required to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the three nominees for election as Class One Directors and the nominee for election as a Class Two Director who receive the greatest number of votes cast at the Annual Meeting shall be elected as directors. Votes may be cast for or withheld from the nominees. Abstentions from voting or non-voting by brokers will be counted for determining whether there is a quorum, but will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE NOMINEES NAMED ABOVE.

BOARD COMPOSITION

The Board of Directors is currently composed of seven members, one of whom, Mr. Ralph Makar, is currently an employee of Bioject. The following table sets forth the names, ages and certain other information concerning our director nominees and our continuing directors.

Name	Class	Age	Position	Year Elected Director	Current Term Expires
Randal D. Chase, Ph.D.	1	59	Director (a)(b)(c)	2005	2008
Jerald S. Cobbs	1	56	Director	2006	2008
Ralph Makar	1	47	Director and President and Chief Executive Officer	2007	2008
Joseph F. Bohan III	2	50	Director (b)(c)(d)	2005	2009
Edward L. Flynn	2	73	Director (c)(d)	2007	2009
David S. Tierney, M.D.	2	45	Chairman (a)(b)	2007	2009
Brigid A. Makes	3	52	Director (a)(c)(d)	2006	2010
John Ruedy, M.D.	3	76	Director (a)(b)(d)	1987	2010

(a)	Member of Compensation Committee

(b)	Member of Corporate Governance and Nominating Committee

(c)	Member of Audit Committee

(d)	Member of Ad-Hoc Financing Committee

Nominees for director to be elected by shareholders for a three-year term expiring in 2011

RANDAL D. CHASE, Ph.D. has served as a director since April 2005. Since February 2007, Dr. Chase has served as President and Chief Executive Officer of ImmunoVaccine Technologies, a company commercializing a proprietary vaccine technology. From 2004 to February 2007, Dr. Chase served as Executive Chairman and Chief Executive Officer of Molecular Templates Inc., an oncology company. Prior to that, Dr. Chase served as the President - Global Mandate for Shire Biologics, a Division of Shire Pharmaceuticals PLC, a specialty pharmaceutical company, since May 2001. Prior to that, Dr. Chase served as Senior Vice-President of Biochem Pharma, a biopharmaceutical company dedicated to the research, development and commercialization of products for the prevention and treatment of human diseases, from August 2000 to May 2001. Prior to that, Dr. Chase served as President and Chief Executive Officer for North American Vaccine, a developer of vaccines, from November 1998 to July 2000. Prior to that time, Dr. Chase served with various other pharmaceutical-related companies, including Pasteur Merieux Connaught, Quadra Logic Technologies, Inc., Glaxo Canada, Inc. and Bristol Meyers. Dr. Chase is Chairman of the Board of Directors of Medicago (Toronto Stock Exchange venture listing) and on the Board of Directors of Acambis (London Exchange) and ConjuChem (Toronto Stock Exchange).

JERALD S. COBBS has served as a director since March 2006 and as Chairman of the Board from October 2006 until February 2008. In March 2007, Mr. Cobbs was appointed as our Interim President and Chief Executive Officer. Mr. Cobbs has been a Managing Director of LOF Partners, LLC, an investment management fund, since 2001. Mr. Cobbs has more than twenty five years experience in the health sciences and biotechnology industries. He presently serves on the board of directors of Cedarburg Pharmaceuticals. He is a board observer to Optiscan Biomedical Corporation and Functional Genetics, Inc. Mr. Cobbs previously served as the Assistant Director of Technology Development at the University of Texas – M.D. Anderson Cancer Center, in the Houston Medical Center. During his tenure at M.D. Anderson Cancer Center, he helped form two molecular therapy companies: Introgen Therapeutics (NASDAQ: INGN), a pioneer in gene-based therapies for a variety of cancers based in Austin, Texas and Rgene Therapeutics, which was sold to Targeted Genetics, Inc. (NASDAQ: TGEN). Mr. Cobbs was also Chairman and Chief Executive Officer of Quantitative Diagnostic Laboratories, a cancer diagnostic and image analysis company based in Chicago, IL. Mr. Cobbs received his M.B.A. from the University of Houston.

RALPH MAKAR was appointed as our President and Chief Executive Officer and named as director on October 1, 2007. From January 2006 until joining Bioject, Mr. Makar was engaged in a number of entrepreneurial ventures, which included consulting services with a focus on specialty pharmaceuticals and technology. These consulting activities included leading the business strategy and operations, including coordination of business development and fund raising efforts in the U.S., for a technology sector start-up. During 2007, Mr. Makar became a co-founder and Corporate Officer in charge of sales and marketing for Mesa Therapeutics, an emerging specialty pharmaceutical company, where he retains an advisor role. Mr. Makar brings marketing and general management expertise, having worked with biotech, specialty and niche pharmaceutical brands. From 2003 to 2005, Mr. Makar served as Vice President and General Manager of the Therapeutics Business Unit at Berlex Labs (“Berlex”), the U.S. Division of Schering AG, which later became Bayer Health Care. From 2000 to 2003, he served as Vice President of Marketing for the Therapeutics Business Unit at Berlex. Before joining Berlex, Mr. Makar held a number of strategic and tactical marketing positions with increasing responsibility at Novartis (initially with Ciba-Geigy pre-merger) and Parke-Davis (Division of Warner-Lambert which post-acquisition became Pfizer), both pharmaceutical companies. Mr. Makar earned a B.S. in Pharmacy from Rutgers College of Pharmacy in Piscataway, New Jersey and an M.B.A. from Columbia Business School in New York, New York.

Nominee for director to be elected by shareholders for a one-year term expiring in 2009

EDWARD L. FLYNN was appointed a director in November 2007. Mr. Flynn also served as a member of our Board from 1999 to 2004. Since 1972, Mr. Flynn has been owner and Chief Executive Officer of Flynn Meyer Company, a restaurant industry management company. From 1958 to 1972, Mr. Flynn was a securities broker with Merrill Lynch Pierce Fenner and Smith. He serves as a member of the board of directors and the Chief Financial Officer of Citri-Lite Co. Inc., a soft drink company. He also serves as a member of the board of directors of TGCI Industries (NASDAQ: TGE), a geophysical service company primarily conducting three dimensional seismic surveys for companies engaged in oil and gas exploration. He is a director of Supreme Industries, a manufacturer of specialized vehicles and truck bodies, and Chase Packaging, a food packaging company. He also serves on the board of trustees of Fordham Preparatory School in New York City.

Directors whose terms expire in 2009

JOSEPH F. BOHAN III has served as a director since August 2005. In January 2006, Mr. Bohan founded a drug delivery company, SciDose LLC. From 2001 to January 2006, Mr. Bohan served as Vice President of Worldwide Business Development for Nektar Therapeutics (formerly Inhale Therapeutics), a maker of advanced drug delivery technologies. From 1999 to 2000, Mr. Bohan was Vice President of Business Development for Bradford Particle Design, a maker of drug delivery technology. Bradford Particle Design was sold to Nektar Therapeutics in 2001. From 1989 to 1998, Mr. Bohan served as President and CEO of Amherst Process Instruments, Inc., a distributor of scientific instruments.

DAVID S. TIERNEY, M.D. has served as a director since June 2007 and as Chairman since February 2008. Dr. Tierney has served as the President, Chief Executive Officer and Director of Valera Pharmaceuticals, Inc., a specialty pharmaceutical company, between August 2000 and April 2007, when Valera completed a merger with Indevus Pharmaceuticals, Inc (NASDAQ: IDEV). From January 2000 to August 2000, Dr. Tierney served as President of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company, where he was responsible for all of Biovail’s research and development, regulatory and clinical activities. From March 1997 to January 2000, Dr. Tierney was Senior Vice President of Drug Development at Roberts Pharmaceutical Corporation, where he was responsible for all research and development activities, and for drug development, medical affairs, worldwide regulatory affairs and chemical process development, as well as being part of the executive management team. From December 1989 to March 1997, Dr. Tierney was employed by Élan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. Dr. Tierney is a director of NexMed, Inc (NASDAQ: NEXM) and Catalyst Pharmaceutical Partners (NASDAQ: CPRX).

Directors whose terms expire in 2010

BRIGID A. MAKES has served as a director since September 2006. Ms. Makes joined AGA Medical, a developer and manufacturer of medical devices for use in cardiovascular applications, in September 2006 as Senior Vice President and Chief Financial Officer to oversee all aspects of AGA’s finance and administrative operations. From 1999 to 2006, Ms. Makes served in various managements positions at Nektar Therapeutics, a biopharmaceutical company that develops and enables differentiated therapeutics with its drug delivery technologies, expertise and manufacturing capabilities. Positions at Nektar included Vice President, R&D Operations; Vice President, Operations Management; and Vice President of Finance and Administration and Chief Financial Officer. Prior to Nektar Therapeutics, Ms. Makes served in several leadership roles at Oravax, Inc. (now Acambis, plc), Haemonetics Corporation, Lotus Development Corporation (now IBM) and General Electric Company. Ms. Makes received her Masters degree in business administration from Bentley College in Waltham, MA, and her Bachelors degree in finance and international business at McGill University in Montreal, Quebec.

JOHN RUEDY, MDCM, FRCPC, LLD (hon) has served as a director since 1987. Dr. Ruedy, a physician specializing in internal medicine and clinical pharmacology, has served in a number of key academic positions including Chair of the Department of Pharmacology and Therapeutics, McGill University, Head of the Department of Medicine at St. Paul’s Hospital, Vancouver, a teaching hospital of the University of British Columbia, and from 1992-1999 as Dean of the Faculty of Medicine, Dalhousie University. He served as Vice President, Academic Affairs, Capital District Health Authority, Halifax, Nova Scotia, the major clinical teaching facility of the Faculty of Medicine, Dalhousie University from 1999-2004. He has extensive experience in clinical trials of drugs and has served on a number of Canadian and international committees dealing with regulatory issues concerning new drugs and devices. He serves on a number of national committees responsible for reviewing health research grant applications. He currently is Chair of the Professional Advisory Committee of the International Medical University, Kuala Lumpur, Malaysia. He is Chairman of the Board of P2P Health Systems Inc.

DIRECTOR COMPENSATION

We do not pay our directors cash compensation for services. Under the terms of our Restated 1992 Stock Incentive Plan, grants to non-employee directors are at the board’s discretion. For their 2007 service, the board of directors approved the following grants to non-employee directors for the period May 24, 2006 to June 14, 2007:

•	6,000 RSU’s as a “retainer;”

•	2,000 RSU’s for each Board meeting attended up to a total of four meetings;

•	1,000 RSU’s for each Audit, Compensation and Corporate Governance and Nominating committee meeting attended up to a total of four meetings each;

•	1,000 RSU’s for chairing the Compensation Committee or Corporate Governance and Nominating Committee; and

•	3,000 RSU’s for chairing the Audit Committee.

The vesting of the RSUs is as to 50% at 6 months from the grant date and as to the remaining 50% at one year from the grant date.

In addition, the Compensation committee granted additional grants based upon board member participation for activities in the absence of a full-time CEO. 1,000 RSU’s per diem for each day (up to a total for each director of 20,000 RSUs). The award will be made after the annual meeting with vesting 50% at 6 months from the grant date and as to the remaining 50% at one year from the grant date.

Non-Employee Director Compensation for the Year Ended December 31, 2007

Name	Stock Awards ($)	Total ($)
Joseph F. Bohan III	$21,018	$21,018
Randal D. Chase, Ph.D.	22,370	22,370
Brigid A. Makes	20,323	20,323
John Ruedy, M.D.	21,187	21,187
David S. Tierney, M.D.	46,090	46,090

Awards Outstanding at December 31, 2007

Name	Unvested Stock Awards (#)	Options (#)
Joseph F. Bohan III	11,500	—
Randal D. Chase, Ph.D.	12,000	—
Brigid A. Makes	13,000	—
John Ruedy, M.D.	11,000	39,500
David S. Tierney, M.D.	3,000	—

We anticipate that the board of directors will approve the following grants to non-employee directors for their service from June 15, 2007 through June 5, 2008:

•	12,000 and 24,000 RSU’s, respectively, as a “retainer” for each director and for the Chairman;

•	4,000 and 8,000 RSU’s, respectively, for each Board meeting attended up to a total of four meetings for each director and for the Chairman;

•

2,000 and 4,000 RSU’s, respectively, for each Audit, Compensation and Corporate Governance and Nominating committee meeting attended up to a total of four meetings each for each director and for the Chairman;

•	2,000 RSU’s for chairing the Compensation Committee or Corporate Governance and Nominating Committee; and

•	6,000 RSU’s for chairing the Audit Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

There were 16 meetings of the Board of Directors during 2007 and one action taken by written consent. During 2007, each of the directors attended at least 75% of all of the meetings of the Board of Directors and committees on which they served, except Dr. Tierney. While we strongly encourage attendance by our Board of Directors at our Annual Meeting, we do not have a formal policy with respect to attendance. All of the members of our Board of Directors, except Mr. Bohan, attended our 2007 Annual Meeting. There are three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. In addition, we have an Ad-Hoc Financing Committee.

The Audit Committee meets with our independent registered public accounting firm to review the scope and findings of our annual audit and our accounting policies and procedures, which are then reported by the committee to our full Board. The Audit Committee met six times during 2007. The members of the Audit Committee during 2007 were as follows:

•	Mr. Bohan;

•	Dr. Chase;

•	Ms. Makes (committee chair); and

•	Mr. Flynn, who was added upon his appointment to the Board of Directors in November 2007.

Our Audit Committee Charter is available on our website at www.bioject.com.

The Compensation Committee administers our Restated 1992 Stock Incentive Plan and cash compensation for the executive officers. The Compensation Committee met five times during 2007. The members of the Compensation Committee during 2007 were as follows:

•	Dr. Chase;

•	Mr. Cobbs, until he was appointed Interim President and Chief Executive Officer in March 2007;

•	Dr. Ruedy (committee chair);

•	Ms. Makes, who joined effective June 14, 2007; and

•	Dr. Tierney, who was added upon his appointment to the Board of Directors in June 2007.

Our Compensation Committee Charter is available on our website at www.bioject.com.

The Corporate Governance and Nominating Committee reviews and recommends to the full Board nominees for directors to be submitted for election at the next annual shareholders’ meeting. The Corporate Governance and Nominating Committee considers persons recommended by shareholders for nomination. The procedures for submitting persons for consideration for nomination by the Corporate Governance and Nominating Committee are described under “Qualifications of Directors” below. Procedures to be followed by shareholders for directly submitting nominations for directors are contained in Section 1.12 of our bylaws, as described in “Shareholder Proposals and Director Nomination Procedures” below. The Corporate Governance and Nominating Committee did not meet during 2007. The members of the Corporate Governance and Nominating Committee during 2007 were as follows:

•	Mr. Bohan;

•	Dr. Chase (committee chair), beginning in March 2007;

•	Mr. Cobbs, until he was appointed Interim President and Chief Executive Officer in March 2007 (also committee chair through March 2007);

•	Dr. Ruedy; and

•	Dr. Tierney, who was added upon his appointment to the Board of Directors in June 2007.

The Corporate Governance and Nominating Committee charter is available on our website at www.bioject.com.

The Ad-Hoc Financing Committee monitors our cash reserves and develops strategies for procuring additional capital. The Ad-Hoc Financing Committee met two times during 2007. The members of the Ad-Hoc Financing Committee during 2007 were as follows:

•	Mr. Bohan (committee chair through June 2007);

•	Mr. Flynn, who was added upon his appointment to the Board of Directors in November 2007;

•	Ms. Makes (committee chair); and

•	Dr. Ruedy.

QUALIFICATIONS OF DIRECTORS

Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy. However, minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise, including service on other boards of directors, and availability and demonstrated commitment. We seek a board that possesses the background, skills, expertise and commitment necessary to make a significant contribution to our company. The Corporate Governance and Nominating Committee will evaluate potential nominees by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant. We do not employ consultants to help us identify or screen prospective directors. Once the Corporate Governance and Nominating Committee has favorably evaluated a candidate, the candidate is referred to the full Board for review. Subject to shareholder nomination of directors described below, the Board ultimately makes all nominations for directors to be considered and voted upon at our annual meetings.

DIRECTOR RECOMMENDATIONS BY SHAREHOLDERS

Shareholders may recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board of Directors by submitting a written recommendation to the Corporate Governance and Nominating Committee c/o Chairman of the Corporate Governance and Nominating Committee, Bioject Medical Technologies Inc., 20245 SW 95th Avenue, Tualatin, Oregon 97062. Communications should be sent by overnight or certified mail, return receipt requested. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether the individual can read and understand financial statements, and board memberships, if any, for the Corporate Governance and Nominating Committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Recommendations received by December 31 of a given calendar year will be considered for nomination at the following year’s Annual Meeting of Shareholders.

PROCEDURES FOR SHAREHOLDER PROPOSALS TO AMEND BYLAWS

AND NOMINATE DIRECTORS

Section 1.12 of our Bylaws provides that advance notice of nominations for the election of directors or proposals for an amendment to our Bylaws must be received by us thirty (30) days prior to the date of the shareholder meeting at which the shareholder wishes to present such nomination or proposal or, if less than 40 days’ notice of the date of the meeting is given to shareholders, by the close of business on the 10th day following the date on which notice of the meeting was mailed to shareholders.

Each notice of a nomination or proposal of a Bylaw amendment must contain, among other things, (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or proposal; (iii) certain biographical information concerning each person to be nominated for election as a director, the number of shares of common stock beneficially owned by such nominee, and the consent of such person to serve as a director if so elected; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) the provisions of any proposed Bylaw amendment and any financial interest of the shareholder in the proposal; and (vi) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate with our Board of Directors by sending correspondence to our Board, or to any individual director, at the following address: Investor Relations, Bioject Medical Technologies Inc., 20245 SW 95th Avenue, Tualatin, Oregon 97062, or by emailing them at directors@bioject.com.

Your communications should indicate whether you are a Bioject Medical Technologies Inc. shareholder. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the Board or any individual director.

AUDIT COMMITTEE FINANCIAL EXPERT

As required by the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that one member of our Audit Committee, Ms. Brigid A. Makes, the Audit Committee Chair, is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. Ms. Makes is also independent as prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. All members of the Audit Committee meet the standards of independence adopted by the United States Securities and Exchange Commission (the “SEC”) for membership on an audit committee.

AUDIT COMMITTEE REPORT

Management is responsible for Bioject’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Bioject’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In discharging its responsibilities, the Audit Committee and its individual members have met with management and Bioject’s independent registered public accounting firm, Moss Adams LLP, to review the audited consolidated financial statements for 2007 and the audit process. The Audit Committee discussed and reviewed with the independent registered public accounting firm all matters that the independent registered public accounting firm was required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements, the quality and adequacy of Bioject’s internal controls in the context of a financial statement audit and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence.

Based on its review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Bioject’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Ms. Brigid A. Makes (Committee Chair)	Mr. Joseph F. Bohan III
Randal D. Chase, Ph.D.	Mr. Edward L. Flynn

CODE OF ETHICS

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. We filed a copy of our Code of Ethics as exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2003. We also posted our Code of Business Conduct and Ethics on our website at www.bioject.com. Any amendments to or waivers of our Code of Business Conduct and Ethics will be posted on our website. In addition, we will report any waivers of our Code of Business Conduct and Ethics on a Current Report on Form 8-K.

EXECUTIVE OFFICERS

The following individuals were our executive officers as of April 8, 2008:

Name	Age	Position	Executive Officer Since
Ralph Makar	47	Director, President and Chief Executive Officer	2007

Christine M. Farrell	48	Vice President of Finance and Member Executive Committee	2006

Richard R. Stout, M.D.	55	Executive Vice President and Chief Medical Officer and Member Executive Committee	2007

Biographical Information

For biographical information on Mr. Makar, see “Election of Directors” above.

CHRISTINE M. FARRELL joined Bioject in February 1997 as Assistant Controller. Ms. Farrell was promoted to Corporate Controller in September 1999 and to Vice President of Administration and Corporate Controller in July 2004. Effective May 3, 2006, Ms. Farrell assumed the Chief Financial Officer responsibilities and her title became Vice President of Finance. In March 2007, Ms. Farrell, along with Dr. Stout, became a member of the Executive Committee, which serves the role of our Chief Operating Officer. Prior to joining Bioject, Ms. Farrell held accounting and financial management positions with Spar-Tek Industries, a manufacturer of high quality and cutting edge technology for the plywood industry, and Action Machinery, a seller of new and used robotic machine tools and equipment. Ms. Farrell holds a B.A. degree in Accounting from the University of Washington and a Masters of Management from Willamette University in Salem, Oregon.

RICHARD R. STOUT, M.D. joined Bioject in April 1994 as Director of Clinical and Regulatory Affairs. He was promoted to Vice President of Clinical Affairs in December 1994 and to Executive Vice President and Chief Medical Officer in March 2007. In March 2007, Dr. Stout, along with Ms. Farrell, became a member of the Executive Committee, which serves the role of our Chief Operating Officer. From 1992 to 1993 he was the Director of Clinical and Regulatory Affairs at EndoVascular Instruments, Inc., a developer of surgical devices and methods for endarterectomy and intraluminal graft placement. Dr. Stout acted as the Manager of Tachycardia Clinical Studies at Telectronics Pacing Systems, an international medical device company involved in manufacturing and distributing cardiac pacemakers and implantable defibrillators, from 1990 to 1992. From 1987 to 1989, Dr. Stout was Director of Medical Programs at Biotronic Inc., also a manufacturer and distributor of implantable cardiac pacemakers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to (i) our Principal Executive Officer (“PEO”); (ii) our Principal Financial Officer (“PFO”); (iii) our one other executive officer, other than our PEO and PFO, who was serving as an executive officer at the end of the last completed fiscal year and whose total compensation was greater than $100,000; and (iv) one additional individual for whom disclosure would have been provided except for the fact that he was not serving as an executive officer as of the end of the last completed fiscal year (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(5)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compen- sation ($)(6)	Total ($)
Ralph Makar(1)	2007	$69,231	$11,500	$15,405	$—	$1,660	$97,796
President and Chief
Executive Officer
Richard R. Stout, M.D.(2)	2007	204,914	59,944	2,572	—	6,035	273,465
Executive Vice President and Chief Medical Officer
Christine M. Farrell	2007	126,974	59,440	3,276	—	4,875	194,565
Vice President of Finance	2006	122,180	20,328	1,642	—	5,673	149,823
and PFO
Jerald S. Cobbs(3)	2007	—	158,910	—	—	—	158,910
Former Interim President and Chief Executive
Officer
J. Michael Redmond	2007	73,007	37,211	—	—	318,298	428,516
Former Senior Vice	2006	217,350	78,490	—	32,250	13,359	341,449
President, Business
Development(4)

(1)	Mr. Makar joined Bioject in October 2007 and, accordingly, his compensation information includes amounts earned from that time through December 31, 2007.

(2)	Dr. Stout became an executive officer in 2007 and, accordingly, no compensation information for 2006 is included.

(3)	Mr. Cobbs served as Interim President and Chief Executive Officer from March 2007 until October 2007. Accordingly, no compensation information for 2006 is included. Mr. Cobbs’ 2007 compensation included the following:

•	3,500 shares of our common stock, with related compensation of $2,660, as a director; and

•	168,377 shares of our common stock, with related compensation of $156,250, as an employee.

(4)	Mr. Redmond’s employment terminated May 1, 2007. Mr. Redmond’s severance is being paid out over a twelve-month period and, accordingly, he will receive an additional $76,908 of cash severance payments in 2008.

(5)	See Note 11 of Notes to Consolidated Financial Statements included in our Annual Report for the year ended December 31, 2007 for the valuation assumptions and other information related to our stock and option awards during 2007.

(6)	All Other Compensation included the following:

Name	Moving Costs	401(k) Match	Auto Allowance	Severance and Related	Total
Ralph Makar	$1,660	$—	$—	$—	$1,660
Richard R. Stout, M.D.	—	6,035	—	—	6,035
Christine M. Farrell	—	4,875	—	—	4,875
Jerald S. Cobbs	—	—	—	—	—
J. Michael Redmond	—	3,777	2,000	312,521	318,298

Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards					Stock Awards
	Number of Secur- ities Under- lying Unexer- cised Options (#) Exer- cisable	Number of Secur- ities Under- lying Unexer- cised Options (#) Unexer- cisable		Option Exercise Price ($ per Sh.)	Option Expir- ation Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Ralph Makar	—	150,000	(1)	$1.38	10/01/17	100,000	(1)	$55,000	150,000	(2)	$82,500
	—	—		—	—	—		—	200,000	(3)	110,000
	—	—		—	—	—		—	200,000	(4)	110,000
Richard R. Stout	20,625	—		2.08	12/19/09	—		—	—		—
	5,000	—		3.90	06/22/10	—		—	—		—
	7,500	—		2.70	12/18/10	—		—	—		—
	27,731	—		1.69	02/28/12	—		—	—		—
	—	—		—	—	500	(5)	275	—		—
	—	—		—	—	1,667	(6)	917	—
	—	—		—	—	20,000	(7)	11,000	—		—
	—	—		—	—	10,500	(8)	5,775	10,000	(9)	5,500
						50,000	(10)	27,500	—		—
	—	—		—	—	31,500	(11)	17,325	—		—
Christine M. Farrell	20,625	—		2.08	12/19/09	—		—	—		—
	2,500	—		3.90	06/22/10	—		—	—		—
	6,250	—		2.70	12/18/10	—		—	—		—
	35,321	—		1.69	02/28/12	—		—	—		—
	—	—		—	—	500	(5)	275	—		—
	—	—		—	—	1,667	(6)	917	—
	—	—		—	—	20,000	(7)	11,000	—		—
	—	—		—	—	10,500	(8)	5,775	10,000	(9)	5,500
	—	—		—	—	50,000	(10)	27,500	—		—
	—	—		—	—	31,500	(11)	17,325	—		—
Jerald S. Cobbs	—	—		—	—	—		—	—		—
J. Michael Redmond	22,000	—		10.063	03/07/08	—		—	—		—
	24,500	—		4.60	03/06/09	—		—	—		—
	20,625	—		2.08	12/19/09	—		—	—		—
	30,000	—		3.90	06/22/10	—		—	—		—

(1)	This award vests as to 1/3 of the total on each of October 1, 2008, 2009 and 2010.

(2)	This award was granted based upon the achievement of certain milestones for the period of October 1, 2007 through December 31, 2007. This award vests as to 1/3 of the total amount on each of December 31, 2008, 2009 and 2010.

(3)	This award will be granted based upon the achievement of certain milestones for the period of January 1, 2008 through December 31, 2008. If granted, the award will vest as to 1/3 of the total amount on each of December 31, 2009, 2010 and 2011.

(4)	This award will be granted based upon the achievement of certain milestones for the period of January 1, 2009 through December 31, 2009. If granted, the award will vest as to 1/3 of the total amount on each of December 31, 2010, 2011 and 2012.

(5)	This award vested on March 10, 2008.

(6)	This award vests as to 1/2 of the remaining shares on each of January 19, 2008 and 2009.

(7)	This award vests as to 1/2 of the remaining shares on each of December 31, 2008 and 2009.

(8)	This award will vest as to 1/3 of the total shares on each of December 31, 2008, 2009 and 2010.

(9)	This award vests as to 1/2 of the remaining shares on each of December 7, 2008 and 2009.

(10)	This award vests as to 1/2 of the total shares on each on March 8, 2008 and 2009.

(11)	This award vests as to 1/3 of the total shares on each of December 31, 2008, 2009 and 2010.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Ralph Makar

In October 2007, we entered into an employment agreement with Mr. Ralph Makar. If Mr. Makar’s employment is terminated without cause or he terminates his employment for good reason, as each is defined in the employment agreement, he is entitled to receive twelve months base salary and twelve months of COBRA premiums. In addition, all options and restricted stock units granted will fully vest and the options will be exercisable for two years (but not later than the original term of the option). Mr. Makar must execute a release of claims to receive these benefits. If there is a change-in-control, all of Mr. Makar’s stock options will fully vest and will be exercisable for three years (but not later than the original term of the option), all of his restricted stock units will vest, and he will be entitled to receive a bonus not to exceed a maximum of 650,000 shares of common stock, less the number of restricted stock units previously granted under the Agreement.

Assuming Mr. Makar was terminated effective December 31, 2007, cash benefits pursuant to this agreement would total $303,015, 150,000 options would vest and 100,000 shares of unvested restricted stock units would vest. In addition, based on Board discretion, Mr. Makar could have received up to an additional $75,000 as a cash bonus and 150,000 shares of our common stock.

Christine M. Farrell

In January 1997, we entered into an employment agreement with Ms. Farrell. This agreement was amended in November 2004. Ms. Farrell is an “at will” employee and, accordingly, either party may terminate the employment for any reason. If Ms. Farrell is terminated for other than cause, as defined in the agreement, then, upon executing a general release of all claims, she will be entitled to up to 12 months of regular salary, 12 months of COBRA and all unvested stock options and unvested stock awards will become 100% vested.

Assuming Ms. Farrell was terminated effective December 31, 2007, benefits pursuant to this agreement would total $130,083 and 124,167 shares of unvested restricted stock would vest.

Richard R. Stout, M.D.

In November 2004, we entered into an employment agreement with Dr. Stout. Dr. Stout is an “at will” employee and, accordingly, either party may terminate the employment for any reason. If Dr. Stout is terminated for other than cause, as defined in the agreement, then, upon executing a general release of all claims, he will be entitled to up to 12 months of regular salary, 12 months of COBRA and all unvested stock options and unvested stock awards will become 100% vested.

Assuming Dr. Stout was terminated effective December 31, 2007, benefits pursuant to this agreement would total $208,081 and 124,167 shares of unvested restricted stock would vest.

Michael J. Redmond

In March 2003, we entered into an employment agreement with Mr. Redmond for him to serve as Senior Vice President of Business Development. The agreement had an initial term of two years and automatically renewed for successive one-year terms unless either Bioject or Mr. Redmond, upon three months written notice to the other, elected not to renew the agreement for any year. In the event Mr. Redmond’s termination, including in connection with a change in control, he would receive his base salary for up to twelve months. In addition, all unvested options and restricted stock units would become immediately vested and exercisable upon Mr. Redmond’s signing of a Release of Claims in connection with his termination, as defined in the agreement.

Mr. Redmond was terminated effective May 1, 2007. Pursuant to his employment agreement, he received cash severance benefits of $217,350, which was equal to 12 months of his current base pay. In addition, 153,508 currently outstanding, but unvested, shares of restricted stock units vested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and 10% shareholders to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% shareholders are required by SEC regulations to furnish us with all Section 16(a) reports they file. Based solely on our review of the copies of such reports we received and written representations from our officers, directors and 10% shareholders, we believe that all required reports were timely filed in 2007, except for the following:

•

Dr. Stout, an executive officer, failed to timely file a Form 3, Initial Statement of Beneficial Ownership and two Form 4s, Statement of Changes in Beneficial Ownership, related to the grant of restricted stock and the issuance of convertible debt;

•

Dr. Tierney, a director, failed to timely file a Form 3, Initial Statement of Beneficial Ownership and two Form 4s, Statement of Changes in Beneficial Ownership, related to the grant of restricted stock and the issuance of convertible debt;

•

Mr. Flynn, a director, failed to timely file a Form 3, Initial Statement of Beneficial Ownership and one Form 4, Statement of Changes in Beneficial Ownership, related to the issuance of convertible debt;

•

Ms. Farrell, an executive officer, failed to timely file three Form 4s, Statement of Changes in Beneficial Ownership, related to the grant of restricted stock, the vesting of restricted stock and the issuance of convertible debt;

•

Mr. Makar, an executive officer and director, failed to timely file a Form 3, Initial Statement of Beneficial Ownership and two Form 4s, Statement of Changes in Beneficial Ownership, related to the grant of restricted stock and the issuance of convertible debt; and

•	Mr. Redmond, a former executive officer, failed to timely file one Form 4, Statement of Changes in Beneficial Ownership, related to the vesting of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Life Science Opportunities Fund II, L.P.

Mr. Cobbs is the Managing Director of Signet Healthcare Partners (formerly Sanders Morris Harris) (“Signet”) and, in March 2006, became a Director effective upon the closing of the convertible debt financing with Life Sciences Opportunities Fund II (Institutional), L.P. (“LOF”) and several of its affiliates. LOF and several of its affiliates are affiliates of SMH. As of April 8, 2008, LOF and several of its affiliates held 3,541,575 shares of our Series E preferred stock. The 3,308,392 shares of our Series E preferred stock held by LOF and several of its affiliates are convertible into 3,308,392 shares of our common stock. The Series E preferred stock includes an 8% annual payment-in-kind dividend for 24 months.

Certain funds affiliated with LOF and several of its affiliates also own 2,086,957 shares of our Series D preferred stock. The 2,086,957 shares of our Series D preferred stock held by LOF and several of its affiliates are convertible into 2,086,957 shares of our common stock.

In connection with the preferred stock and note issuances, we issued warrants to LOF and several of its affiliates to purchase an aggregate of 656,934 shares of our common stock at $1.37 per share, 626,087 shares of our common stock at $1.15 per share. The warrants expire in September 2010, November 2008 and December 2011, respectively.

On December 5, 2007, we entered into Convertible Note Purchase and Warrant Agreements (the “LOF Agreements”) with Life Science Opportunities Fund II, L.P. (“LOF II”) and Life Sciences Opportunities Fund II (Institutional) L.P. (“LOF Institutional” and together with LOFII, the “LOF Purchasers”) pursuant to which we issued convertible promissory notes (the “LOF Notes”) and warrants to purchase common stock (the “LOF Warrants”). Pursuant to the LOF Agreements, we sold a LOF Note in the principal amount of $91,104 to LOF II and a LOF Note in the principal amount of $508,896 to LOF Institutional. The LOF Notes bear interest at the rate of 8% per annum with all principal and interest due May 15, 2009 and may not be prepaid without the written consent of the LOF Purchaser holding a given LOF Note. The LOF Notes are convertible at any time by the LOF Purchasers into our common stock at the rate of $0.75 per share. The LOF Notes will be automatically converted upon a qualified financing, as defined in the LOF

Agreements, at a price equal to the financing price. The LOF Warrants are exercisable for an aggregate of 80,000 shares of our common stock at an exercise price of $0.75 per share. Each LOF Warrant is immediately exercisable and expires four years from the date of issuance.

$615,000 Convertible Notes

On November 19, 2007, we entered into Convertible Note Purchase and Warrant Agreements (the “Agreements”) pursuant to which we issued convertible promissory notes (the “Notes”) and warrants to purchase common stock (the “Warrants”). Pursuant to the Agreements, we sold a Note in the principal amount of $500,000 to Mr. Flynn and sold an aggregate of $115,000 principal amount of Notes to Mr. Makar, Mr. Tierney, Mr. Stout, and Ms. Farrell (collectively with Mr. Flynn, the “Purchasers”). The Notes bear interest at the rate of 8% per annum with all principal and interest due 18 months from the date of issue and may not be prepaid without the written consent of the Purchaser holding a given Note. The Notes were convertible at any time by the Purchasers into our common stock at the rate of $0.75 per share. The Notes were automatically converted upon a qualified financing, as defined in the Agreement, at a price equal to the financing price. The Warrants are exercisable for an aggregate of 82,000 shares of our common stock at an exercise price of $0.75 per share. Each Warrant is immediately exercisable and expires four years from the date of issuance. On January 22, 2008, the outstanding principal amount and accrued interest on the Notes were converted into an aggregate of 8,314 shares of Series F Preferred Stock at a price of $75 per share.

OTHER MATTERS TO BE ACTED UPON

It is not known whether any other matters will come before the Annual Meeting other than as set out above and in the Notice of Meeting. However, if such should occur, the two persons named in the accompanying form of proxy, Ralph Makar and Christine M. Farrell, intend to vote on the matters in accordance with their best judgment, exercising the discretionary authority granted to them by the enclosed proxy with respect to amendments or variations or matters identified in the Notice of Meeting and other matters which may properly come before the Annual Meeting or an adjournment thereof.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

On December 14, 2006, we advised KPMG LLP that it was being dismissed as our principal accountants. This decision was approved by our Audit Committee.

The audit reports of KPMG LLP on our consolidated financial statements for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP’s report on our consolidated financial statements as of and for the year ended December 31, 2005, contained a separate paragraph which stated the following: “As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses, has had significant recurring negative cash flows from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from this uncertainty.”

In connection with the audits for the year ended December 31, 2005 and for the subsequent interim period through December 13, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the year ended December 31, 2005 and the subsequent interim period through December 13, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

On December 22, 2006, we engaged Moss Adams LLP (“Moss Adams”) to serve as our independent registered public accounting firm. During the year ended December 31, 2005 and for the subsequent interim period through December 22, 2006, (1) we did not consult Moss Adams regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; (2) neither a written report nor oral advice was provided to us by Moss Adams that Moss Adams concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; and (3) we did not consult Moss Adams regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moss Adams LLP, independent registered public accountants, performed the audit of our financial statements as of and for the years ended December 31, 2007 and 2006. Moss Adams LLP has been selected as our independent registered public accounting firm for the year ending December 31, 2008. We expect a representative of Moss Adams LLP to be present at the 2008 Annual Meeting and to be available to respond to appropriate questions from shareholders. The representative will have the opportunity to make a statement at the meeting if he desires to do so.

Fees Paid to Moss Adams LLP related to the years ended December 31, 2007 and 2006 were as follows:

	2007	% Pre-approved by Audit Committee	2006	% Pre-approved by Audit Committee
Audit Fees	$168,000	100%	$160,000	100%
Audit-Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

	$168,000		$160,000

Pre-Approval Policies and Procedures

All proposed engagements for services to be provided by our independent registered public accounting firm will first be considered by the Principal Financial and Accounting Officer. If the proposed services are specifically covered by a general pre-approval by the Audit Committee, we may engage the independent registered public accounting firm to provide such services. In such case, the Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm. If the proposed services are not covered by a general pre-approval of the Audit Committee, the engagement of the independent registered public accounting firm to provide such services shall require specific pre-approval by the Audit Committee.

Any proposed engagement to provide services that requires specific approval by the Audit Committee will be submitted to the Audit Committee for its consideration (or to a member of the Audit Committee to whom the authority to pre-approve services of our independent registered public accounting firm has been delegated by the Audit Committee). Such submission shall be reasonably detailed with regard to the scope of proposed services, proposed fees and other proposed terms and conditions of the engagement. In determining whether to specifically approve any such proposed engagement, the Audit Committee (or the Audit Committee’s delegate) will consider whether the provision of such services is consistent with the SEC’s rules on auditor independence. If the Audit Committee specifically approves such proposed engagement, we may engage the independent registered public accounting firm to provide such services.

PROPOSALS OF SHAREHOLDERS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require shareholders to give us advance notice of any proposal for a bylaw amendment or director nomination to be submitted at any meeting of shareholders. The applicable provision of our bylaws is summarized in the section of this Proxy Statement titled “Shareholder Proposal and Director Nomination Procedures.” For any such shareholder proposal or any director nomination to be considered at the 2009 Annual Meeting of Shareholders (assuming that such meeting will be held on the anniversary of the 2008 Annual Meeting of Shareholders), the shareholder’s notice must be received at our principal executive office no later than May 4, 2009. For any shareholder proposal other than a proposal for an amendment to our bylaws to be considered at the 2009 Annual Meeting of Shareholders, the shareholder’s notice must be received at our principal executive office no later than March 27, 2009. In addition, SEC rules require that any shareholder proposal to be considered for inclusion in our proxy statement for the 2009 Annual Meeting of Shareholders must be received at our principal executive office no later than January 12, 2009.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Christine Farrell, Vice President of Finance, at our principal address.

DATED at Portland, Oregon, this 22nd day of April, 2008.

BY ORDER OF THE BOARD

Ralph Makar
President and Chief Executive Officer

BIOJECT MEDICAL TECHNOLOGIES INC.

ANNUAL MEETING OF SHAREHOLDERS

June 5, 2008

This Proxy is Solicited on Behalf of the Board of Directors.

Ralph Makar and Christine M. Farrell and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse of this proxy card, on all proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Shareholders of Bioject Medical Technologies Inc. (the “Company”) to be held on June 5, 2008 or any adjournment(s), postponement(s), or other delay(s) thereof (the “Annual Meeting”), all shares of stock of the Company to which the undersigned is entitled to vote at the Annual Meeting.

(To be signed on reverse side)

[REVERSE]

Please date, sign and mail your proxy card back as soon as possible.

ANNUAL MEETING OF SHAREHOLDERS

BIOJECT MEDICAL TECHNOLOGIES INC.

June 5, 2008

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW.

1.	Election of the following nominee(s) as directors for a three-year term to serve in such capacities until their successors are duly elected and qualified.

☐ FOR ALL (Except as marked to the contrary below)*	☐ WITHHELD FOR ALL

Randal D. Chase, Ph.D.             Jerald S. Cobbs             Ralph Makar

*	Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).

2.	Election of the following nominee as director for a one-year term to serve in such capacity until his successor is duly elected and qualified.

☐ FOR ALL (Except as marked to the contrary below)*	☐ WITHHELD FOR ALL

Edward L. Flynn

*	Authority to vote for any nominee may be withheld by lining through the name of any such nominee.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments of the meeting.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN, DATE, AND MAIL YOUR PROXY TODAY.

SIGNATURE:		DATE:

SIGNATURE:		DATE:
(SIGNATURE, IF HELD JOINTLY)

NOTE:
Capacity (Title of Authority, i.e., Executor, Trustee)